(logo) WELLS FARGO	Commercial Mortgage Servicing	P.O. Box 31388, Oakland, CA 94604 1901 Harrison St., 2nd Floor Oakland, CA 94612 Tel: 800 986 9711

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(l)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and l122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2015. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to applicable servicing criterion 1122(d)( l )(v), the Company has assessed compliance for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria in accordance with the SEC Division of Corporation Finance's Manual of Publicly Available Interpretations on Regulation AB and Related Rules, Interpretation 11.03, as applicable, for the entire assessment period as of and for the year ended December 31, 2015.

With respect to servicing criteria l122(d)(l)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company's management has assessed the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2015. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2015, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2015.

March 18, 2016

/s/ Daniel E. Bober

Daniel E. Bober

Executive Vice President,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

1166 AVENUE OF AMERICAS 2005-C6	BA-FUNB 2001-3	BANC OF AMERICA COMM MTG 2006-5
1166 AVENUE OF THE AMERICAS 2002-C5	BALDR SHERWOOD FUND WH	BANC OF AMERICA COMM MTG 2007-3
1211 Avenue of the Americas 2015-1211	BAMLL 2013-DSNY	BANCORP BANK WAREHOUSE
1345FB2005	BAMLL 2013-WBRK	BANK OF AMERICA WAREHOUSE
1345FB2005 (COMPANION)	BAMLL 2014-FL1	BANK OF NEW YORK MELLON
2001-CMLB-1	BAMLL 2014-520M	BARCLAYS WAREHOUSE
3 WORLD TRADE CENTER 2014	BAMLL 2014-8SPR	BASIS RE CAPITAL II (REPO)
7 WORLD TRADE CENTER 2012-WTC	BAMLL 2014-FL1 COMPANION	BB 2013-TYSN
7 WORLD TRADE CENTER 2012-WTC COMPANION	BAMLL 2014-ICTS	BB&T WAREHOUSE
A10 2013-1 BACK UP SERVICER	BAMLL 2014-INLD	BBCMS 2014-BXO
ACCOR MEZZ WAREHOUSE	BAMLL 2014-INLD MZ B	BBCMS 2015-MSQ
ACM TRAFFORD V LLC WAREHOUSE	BAMLL 2014-IP	BBCMS 2015-MSQ COMPANION
ACRE 2013-FL1	BAMLL 2015-200P	BBCMS 2015-SLP
ACRE 2014-FL2	BAMLL 2015-ASHF	BBCMS 2015-SLP MZ A
AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2015-ASHF MZ A	BBCRE 2015-GTP
ALL STATE_PPG (PARTICIPATION)	BAMLL 2015-ASHF MZ B	BB-UBS 2012-SHOW
ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2015-ASTR	BB-UBS 2012-TFT
AMERICOLD 2010-ART	BAMLL 2015-HAUL	BEAR 1999-C1
AOA 2015-1177	BANC OF AMERICA COMM MTG 2005-6	BELVEDERE CAPITAL WAREHOUSE
ARCHETYPE & BARCLAYS REPO	BANC OF AMERICA COMM MTG 2006-1	BERRY ENTERPRISES WAREHOUSE
BACM2007-1	BANC OF AMERICA COMM MTG 2006-2	BHMS 2014-ATLS
BLACKSTONE (BRE/MWT)	BSC06PWR13	BSCMS05TOP20
BLCP 2014-CLRN	BSC06PWR14	BSCMS05TOP20 (COMPANION) 1_NYLIFE
BMC MORTGAGES VI	BSC07PWR15	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BROE WAREHOUSE	BSC07PWR16	BSCMS05TOP20 (COMPANION) 3_METLIFE
BS01TOP2	BSC07PWR17	BSCMS05TOP20 (COMPANION)_LANDESBANK
BSB06001	BSC07PWR18	BUCHANAN FUND V
BSC00WF2	BSC99WF2	BUCHANAN MORTGAGE CAPITAL
BSC01TP4	BSCM02TOP8	BWAY 2013-1515
BSC02TP6	BSCM03TOP10	BWAY 2015-1740
BSC03PWR2	BSCM03TOP12	BXHTL 2015-DRMZ MZ B
BSC04PWR3	BSCM04TOP14	BXHTL 2015-JWRZ
BSC04PWR4	BSCM04TOP16	CANTOR CRE LENDING LP
BSC04PWR5	BSCM05TOP18	CANTOR REPO WITH MET LIFE
BSC04PWR6	BSCM05TOP20 (NONPOOLED)	CAPITAL LEASE WAREHOUSE-398 & 526
BSC05PWR10	BSCM06TOP22	CAPITAL SOURCE RELT 2006-A
BSC05PWR7	BSCM06TOP24	CAPLEASE CDO 2005-1
BSC05PWR8	BSCM07TOP26	CD 2006-CD2
BSC05PWR9	BSCM07TOP28	CD 2006-CD3
BSC06PWR11	BSCM07TOP28 (COMPANION) 1_BALDEAGLE	CD 2007-CD4
BSC06PWR12	BSCM07TOP28 (COMPANION) 2_STARWOOD	CD 2007-CD4 COMPANION
CD 2007-CD5	CGWF 2013-RKWH	COBALT 2007- C3
CFCRE 2015-RUM	CGWF 2013-RKWH COMPANION	COBALT 2007- C3 COMPANION
CGBAM 2014-HD	CHASE 1999-2	COBALT 2007-C2
CGBAM 2014-HD COMPANION	CHASE 2000-3	COBALT 2007-C2 COMPANION
CGCMT 2013-GC15	CHASE-FUNB 1999-1	COMM 2009-K3
CGCMT 2013-GC17	CITIGROUP 2005 C3	COMM 2009-K4 PRIMARY
CGCMT 2014-388G	CITIGROUP 2006 C5	COMM 2010-C1
CGCMT 2014-GC19	CITIGROUP 2006-FL2 COMPANION	COMM 2010-C1 COMPANION
CGCMT 2014-GC19 COMPANION	CITIGROUP 2007-C6	COMM 2012-9W57
CGCMT 2014-GC21	CITIGROUP 2007-C6 (COMPANION)	COMM 2012-CCRE1
CGCMT 2014-GC21 COMPANION	CITIGROUP 2012-GC8	COMM 2012-CCRE2
CGCMT 2014-GC25	CITIGROUP 2012-GC8 COMPANION	COMM 2012-CCRE3
CGCMT 2015-101A	CITIGROUP 2013-375P	COMM 2012-CCRE4
CGCMT 2015-GC27	CITIGROUP 2013-375P COMPANION	COMM 2012-LC4
CGCMT 2015-GC27 COMPANION	CITIGROUP 2013-GCJ11	COMM 2012-MVP
CGCMT 2015-GC31	CITIGROUP 2013-SMP	COMM 2013-CCRE10
CGCMT 2015-GC31 COMPANION	CITIGROUP CMT 2004 C1	COMM 2013-CCRE10 COMPANION
CGCMT 2015-GC33	CITIGROUP GLOBAL MARKETS REALTY CORP	COMM 2013-CCRE12
CGCMT 2015-P1	CITY CENTER 2011-CCHP	COMM 2013-CCRE13
CGCMT 2015-P1 Companion	CITY CENTER 2011-CCHP COMPANION	COMM 2013-CCRE6
CGCMT 2015-SSHP	CMAT 1999 C1	COMM 2013-CCRE6 COMPANION
CGRBS 2013-VNO5TH	COBALT 2006-C1	COMM 2013-FL3 COMPANION
COMM 2013-SFS	COMM 2014-UBS5	CORE 2015-CALW
COMM 2013-THL	COMM 2014-UBS5 COMPANION	CORE 2015-WEST
COMM 2013-WWP	COMM 2015 -3BP	COUNTRYWIDE 2007-MF1
COMM 2013-WWP COMPANION	COMM 2015 CCRE25 Companion	CRESS 2008-1 CDO_PLAZAELSEGUNDO
COMM 2014-277P	COMM 2015-3BP MEZZ	CREST 2003-2
COMM 2014-BBG	COMM 2015-CCRE22	CS FIRST BOSTON 1998 C2
COMM 2014-CCRE14	COMM 2015-CCRE22 COMPANION	CSAIL 2015-C2
COMM 2014-CCRE14 COMPANION	COMM 2015-CCRE23	CSAIL 2015-C2 COMPANION
COMM 2014-CCRE15 PRIMARY	COMM 2015-CCRE24	CSCMC 2007-C4
COMM 2014-CCRE20	COMM 2015-CCRE24 COMPANION	CSCMT 2007-C2
COMM 2014-FL4	COMM 2015-CCRE25	CSCMT 2007-C3
COMM 2014-FL4 COMPANION	COMM 2015-CCRE26	CSF99C01
COMM 2014-FL5	COMM 2015-CCRE26 COMPANION	CSFB 2006-C2
COMM 2014-KYO	COMM 2015-LC23	CSFB94CFB1
COMM 2014-LC15	COMM 2015-LC23 COMPANION	CSMC 2014-USA
COMM 2014-LC15 COMPANION	COMM 2015-PC1	DAVIS COMPANIES WAREHOUSE
COMM 2014-LC17	COMM 2015-PC1 COMPANION	DBCCRE 2014-ARCP
COMM 2014-LC17 COMPANION	COMM07FL14	DBUBS 2011- LC3
COMM 2014-PAT	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	DBUBS 2011-LC1
COMM 2014-UB6 PRIMARY ONLY	COMM07FL14 (NONPOOLED)	DBUBS 2011-LC1 COMPANION
COMM 2014-UBS3	COMMUNITY SOUTH BANK PORTFOLIO	DBUBS 2011-LC2
COMM 2014-UBS3 COMPANION	CORE 2015- TEXW	DBWF 2015-LCM
DBWF 2015-LCM COMPANION	FREDDIE MAC 2010 K-SCT	FREMF 2012-K22 (PRIMARY ONLY)
DELPHI CRE FUNDING (ACORE WAREHOUSE)	FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K23
DESERT RIDGE MEZZ A WAREHOUSE	FREMF 2010-K7	FREMF 2012-K501-PRIMARY ONLY
DEXIA REAL ESTATE PORTFOLIO	FREMF 2010-K8	FREMF 2012-K705-PRIMARY ONLY
DLJ 1998-CG1	FREMF 2010-K9	FREMF 2012-K706
DLJ 1999-CG1	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-K707
DLJ 1999-CG2	FREMF 2011-K10 - PRIMARY ONLY	FREMF 2012-K708
DLJ 1999-CG3	FREMF 2011-K11	FREMF 2012-K709 - PRIMARY ONLY
DMARC 1998-C1	FREMF 2011-K13	FREMF 2012-K710 PRIMARY ONLY
DOLLAR GENERAL	FREMF 2011-K14 PRIMARY ONLY	FREMF 2012-K711
ELLIOTT WAREHOUSE	FREMF 2011-K15	FREMF 2012-KF01 PRIMARY ONLY
ENERGY PLAZA LEASE TRUST 2002	FREMF 2011-K16 - PRIMARY ONLY	FREMF 2012-KP01 PRIMARY ONLY
FII F DEBT ACCT PTE LTD	FREMF 2011-K701	FREMF 2013 K28 (PRIMARY)
FIVE MILE WAREHOUSE	FREMF 2011-K702	FREMF 2013 K29 (MASTER)
FIVE MILE WAREHOUSE (GS)	FREMF 2011-K703	FREMF 2013 K30 MASTER
FKL 2015-SFR1	FREMF 2011-K704	FREMF 2013 K32 PRIMARY ONLY
FKL SELLER 1 LLC -WF REPO	FREMF 2011-KAIV PRIMARY ONLY	FREMF 2013 K713
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)
FORTRESS CREDIT CORP WAREHOUSE	FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2013-K25
FORTRESS REPO WITH NATIXIS	FREMF 2012-K18 - PRIMARY ONLY	FREMF 2013-K26
FOUR TIMES SQUARE 2006 - 4TS	FREMF 2012-K20	FREMF 2013-K27
FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2012-K21 - PRIMARY ONLY	FREMF 2013-K31
FREMF 2013-K33	FREMF 2015-K1501 PRIMARY	FUNB 2000 C2
FREMF 2013-K34	FREMF 2015-K42	FUNB 2001 C2
FREMF 2013-K35 (PRIMARY)	FREMF 2015-K43 (PRIMARY)	FUNB 2001 C2 B NOTES
FREMF 2013-K712 PRIMARY ONLY	FREMF 2015-K44	FUNB 2001 C3
FREMF 2013-KS01 PRIMARY	FREMF 2015-K45	FUNB 2001 C3 B NOTES
FREMF 2014 K37 (PRIMARY)	FREMF 2015-K46 PRIMARY	FUNB 2001 C4
FREMF 2014 K39 PRIMARY	FREMF 2015-K47	FUNB/CHASE 1999 C2
FREMF 2014 K715	FREMF 2015-K48	FUNB99C1
FREMF 2014 KS02	FREMF 2015-K49	FUNB-BA 2001 C1
FREMF 2014-K36	FREMF 2015-K50 (PRIMARY)	GAHR 2015-NRF
FREMF 2014-K38 PRIMARY	FREMF 2015-K720	GCCP H-1, LLC (GROSSMAN)
FREMF 2014-K40	FREMF 2015-KF07 (PRIMARY)	GE 2002 C2
FREMF 2014-K41 (PRIMARY)	FREMF 2015-KF09 (Primary Only)	GE 2006 C1
FREMF 2014-K714	FREMF 2015-KF10 (PRIMARY)	GECC 2001-3
FREMF 2014-K716	FREMF 2015-KJ01 (PRIMARY)	GECC 2002-1
FREMF 2014-K717 PRIMARY	FREMF 2015-KKA PRIMARY	GECC 2002-3
FREMF 2014-KF04	FREMF 2015-KP02 (Primary Only)	GECMC 2004 C2
FREMF 2014-KF05	FREMF 2015-KS03	GECMC 2007-C1
FREMF 2014-KF06 PRIMARY	FULB 1997 C2	GEMINI ALTO CENTERVILLE WAREHOUSE
FREMF 2014-KX01 (PRIMARY)	FUNB 1999 C4	GERMAN AMERICAN CAPITAL CORPORATION WARE
FREMF 2015 - K718	FUNB 2000 C1	GOLDMAN 2006-GG6
GOLDMAN 2006-GG6 COMPANIONS	GSMS 2010-C2	GSMS 2014-GC26
GOLDMAN 2006-GG8	GSMS 2010-C2 COMPANION	GSMS 2015-590M
GOLDMAN 2006-GG8 COMPANIONS	GSMS 2011-GC3	GSMS 2015-590M COMPANION
GOLDMAN 2007-GG10	GSMS 2011-GC5	GSMS 2015-GC28
GOLDMAN 2007-GG10 COMPANION	GSMS 2011-GC5 COMPANION	GSMS 2015-GC34
GOLDMAN 2010-K5 - PRIMARY ONLY	GSMS 2012-ALOHA	GSMSC 2010-C1
GOLDMAN SACHS 2005-ROCK	GSMS 2012-BWTR	GSMSC 2010-C1 COMPANION
GOLDMAN SACHS WAREHOUSE	GSMS 2012-GCJ7	GSMSC04GG2
GRACE 2014-GRCE	GSMS 2012-GCJ7 COMPANION	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE
GRAND PACIFIC BUSINESS LOAN TRUST 2005-1	GSMS 2012-GCJ9	HBST 2015-HBS
GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2012-SHOP	Inland Mortgage Capital LLC Warehouse
GREENWICH CCFC 2002 C1	GSMS 2012-TMSQ	Inland Mortgage Lending REPO
GREENWICH CCFC 2003-C1	GSMS 2013-GC10	IRVINE CORE OFFICE TRUST 2013-IRV
GREENWICH CCFC 2003-C2	GSMS 2013-GC13	JEMB MADISON AVE LLC (BASIS I - 292 MAD)
GREENWICH CCFC 2004-GG1	GSMS 2013-GCJ12	JLC VII WAREHOUSE
GREENWICH CCFC 2005-GG5	GSMS 2013-GCJ14	JLC WAREHOUSE I LLC
GREENWICH CCFC 2007-GG11	GSMS 2013-GCJ16	JLC WAREHOUSE II LLC
GREENWICH CCFC 2007-GG11 COMPANION	GSMS 2013-KING	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
GREENWICH CCFC 2007-GG9	GSMS 2014-GC18	JLC WH & MEZZ VI LLC (JEFFRIES REPO)
GREENWICH CCFC 2007-GG9 COMPANION	GSMS 2014-GC22	JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)
GS COMMERCIAL REAL ESTATE WAREHOUSE	GSMS 2014-GC22 COMPANION	JP MORGAN CHASE
JPM 2012-CIBX COMPANION	JPMBB 2015-C28	JPMC 2014-C20 COMPANION
JPM06CIBC15	JPMBB 2015-C28 COMPANION	JPMC03LN1
JPM06CIBC17	JPMBB 2015-C29	JPMCC 2007-LDP10
JPM07CIBC19	JPMBB 2015-C30	JPMCC 2007-LDP10 COMPANION
JPM08C2	JPMBB 2015-C30 COMPANION	JPMCC 2007-LDP11
JPM2006LDP8	JPMBB 2015-C32	JPMCC 2007-LDP11 COMPANION
JPM2007LDP12	JPMBB 2015-C32 COMPANION	JPMCC 2012-C6
JPM6LDP9	JPMC 2002 C1	JPMCC 2013-C16
JPMBB 2013-C15	JPMC 2002 C2	JPMCC 2013-C16 COMPANION
JPMBB 2013-C15 COMPANION	JPMC 2002 CIBC5	JPMCC 2014-DSTY
JPMBB 2013-C17	JPMC 2003 CIBC6	JPMCC 2014-FL5
JPMBB 2013-C17 COMPANION	JPMC 2003 ML1	JPMCC 2014-FL5 COMPANION
JPMBB 2014 - C21 COMPANION	JPMC 2003-C1	JPMCC 2015-COSMO
JPMBB 2014-C21	JPMC 2005-LDP2	KGS-ALPHA REAL ESTATE
JPMBB 2014-C22	JPMC 2006 FL2	KGS-ALPHA RECM WH REPO W/ CITIBANK
JPMBB 2014-C22 COMPANION	JPMC 2006 FL2 COMPANION	LADDER CAPITAL LLC REPO
JPMBB 2014-C23	JPMC 2006-LDP7	LADDER DEUTSCHE REPO
JPMBB 2014-C23 COMPANION	JPMC 2006-LDP9	LADDER JPM REPO
JPMBB 2014-C24	JPMC 2006-LDP9 COMPANION	LADDER MET LIFE REPO
JPMBB 2014-C24 COMPANION	JPMC 2011-PLSD	LADDER WELLS FARGO REPO
JPMBB 2014-C25	JPMC 2012-CIBX	LB 1998 C4
JPMBB 2014-C25 COMPANION	JPMC 2014-C20	LB 1999 C1
LB 1999 C2	LB-UBS 2003 C5	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE
LB UBS 2000 C5	LB-UBS 2003-C1	LCCM 2014-909
LB UBS 2001 C3	LB-UBS 2003-C3	LCCM2013GCP
LB UBS 2002 C2	LB-UBS 2005 C5	LCRT HOLDINGS LLC WAREHOUSE
LB UBS 2002 C7	LB-UBS 2005 C7	LEHMAN BROTHERS WAREHOUSE
LB UBS 2003 C8	LB-UBS 2005-C7 COMPANION	LEHMAN-UBS 2005 C5 COMPANION
LB UBS 2004 C1	LB-UBS 2006 C1	LIBREMAX WAREHOUSE
LB UBS 2004 C4	LB-UBS 2006 C1 COMPANION	LOANCORE (JEFFERIES) WAREHOUSE
LB UBS 2004 C6	LB-UBS 2006 C3	LONE STAR REPO WITH WELLS FARGO
LB UBS 2004 C6 COMPANION	LB-UBS 2006-C3 COMPANION	LONESTAR (RELIUS) WAREHOUSE 2013
LB UBS 2004 C7	LB-UBS 2006-C6 COMPANION	LONESTAR REPO WITH CB
LB UBS 2004 C8	LB-UBS 2007-C2	LSTAR 2015-3
LB UBS 2004 C8 COMPANION	LB-UBS 2007-C6	LVS II SPE III LLC (AFFILIATE OF PIMCO)
LB UBS 2005 C1	LB-UBS 2007-C6 (COMPANION)	MAIDEN 2008-1
LB UBS 2005 C1 COMPANION	LB-UBS 2007-C7	MARATHON REAL ESTATE CDO 2006- 1
LB UBS 2006-C4	LBUBS05C2	MC FIVE MILE SPE B LLC (COLUMN REPO)
LB UBS 2006-C4 COMPANION	LBUBS05C3	MDC01TP5
LB UBS 2006-C6	LBUBS05C3 (COMPANION) 1_SORINRE	MDC02TP7
LB UBS 2006-C7	LBUBS05C3 (SENIOR MEZZ) 1_METLIFE	MERRILL LYNCH 1996 C2
LB UBS 2006-C7 COMPANION	LBUBS05C3 (SENIOR MEZZ) 2_ING	MERRILL LYNCH 1998 C2
LB UBS 2007-C2 COMPANION	LBUBS05C3 (SENIOR MEZZ) 3_LRP	MERRILL LYNCH 2008-C1
LB UBS 2008-C1	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT	MEZZ CAP 2004-C1
MEZZ CAP 2004-C2	MLCFC07-9	MS06TOP23 (COMPANION)_LANDESBANK
MEZZ CAP 2005-C3	MLMT 2002 MW1	MS07TOP25
MEZZ CAP 2006-C4	MLMT 2005-CKI1	MS07TOP27
MEZZ CAP 2007-C5	MLMT 2006-C2	MS07TOP27 AW34 (NONPOOLED)
MEZZ CAP LLC (FKA CBA MEZZ)	MLMT06C1	MS08TOP29
MEZZ CAP REIT I, INC	MLMT07C1	MS2000PRIN
MKP CREDIT MASTER FUND MEZZANINE	MORGAN GUARANTY TRUST CO. OF NY	MSBAM 2013-C11
MKP CREDIT MASTER FUND WAREHOUSE	MORGAN STANLEY	MSBAM 2013-C11 COMPANION
ML 1997-C2	MORGAN STANLEY	MSBAM 2013-C12
ML 1998-C3	MORGAN STANLEY 2007 IQ14	MSBAM 2013-C12 COMPANION
ML-CFC 2006-1	MORGAN STANLEY 2007-HQ13	MSBAM 2013-C13
ML-CFC 2006-2	MORGAN STANLEY 2007-HQ13 COMPANION	MSBAM 2013-C8
ML-CFC 2007-6	MORGAN STANLEY 2011-C3	MSBAM 2013-C8 COMPANION
ML-CFC 2007-7	MORGAN STANLEY BAML 2012-C6	MSBAM 2014-C14
ML-CFC 2007-7 COMPANION	MS03TOP11	MSBAM 2014-C15
MLCFC06-4	MS04TOP13	MSBAM 2014-C15 COMPANION
MLCFC07-5	MS04TOP15	MSBAM 2014-C16
MLCFC07-5 (COMPANION)_LEXINGTON	MS05TOP17	MSBAM 2014-C17
MLCFC07-6	MS05TOP19	MSBAM 2014-C18
MLCFC07-6 (COMPANION)_ASTAR	MS06TOP21	MSBAM 2014-C19
MLCFC07-8	MS06TOP23	MSBAM 2014-C19 COMPANION
MSBAM 2015-C22	MSC07HQ12	MSDWMC OWNER TRUST 2000-F1
MSBAM 2015-C22 COMPANION	MSC07HQ12 (COMPANION) 1_CIT	MSJP 2015-HAUL
MSBAM 2015-C23	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG	NBS REAL ESTATE CAPITAL WAREHOUSE
MSBAM 2015-C23 COMPANION	MSC07IQ13	NLY 2014-FL1
MSBAM 2015-C24	MSC07IQ14	NORTEL NETWORKS TRUST 2001-1
MSBAM 2015-C24 COMPANION	MSC07IQ16	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO
MSBAM 2015-C25	MSC98WF2	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE
MSBAM 2015-C25 COMPANION	MSC99WF1	NORTHSTAR 2013-1 (CLO)
MSBAM 2015-C26	MSCI03IQ6	NORTHSTAR CDO IV LTD
MSC 2014-CPT	MSCI04IQ7	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
MSC 2014-MP	MSCI04IQ8	NORTHSTAR CDO VI
MSC 2015-420	MSCI05IQ9	NORTHSTAR CDO VIII
MSC 2015-420 COMPANION	MSCI06HQ8	NORTHSTAR DB LOAN NT-II REPO
MSC04HQ4	MSCI06HQ9	NORTHSTAR WAREHOUSE
MSC05HQ6	MSCI06TOP21 (NONPOOLED)	NORTHSTAR-CITI REPO WAREHOUSE
MSC05HQ6 (COMPANION)_PRUDENTIAL	MSCI2007IQ16	NORTHSTAR-DB REPO WAREHOUSE (NRFC)
MSC05HQ7	MSD01TP3	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)
MSC06HQ10	MSDW03HQ2	NS INCOME REIT HOLDINGS LLC WH
MSC06IQ11	MSDW03TOP9	NS RE INCOME OPERATING PARTNESHIP II, LP
NStar (MS Loan NT-I, LLC) MS Repo	PFP III SUB I, LLC	RESOURCE CAPITAL CORP. WAREHOUSE
NSTAR (MS LOAN NT-II, LLC) MS REPO	PILLAR FUNDING (COLUMN FINANCIAL REPO)	RESOURCE CAPITAL REPO WAREHOUSE
NXT CAPITAL FUNDING II, LLC	PILLAR FUNDING LLC WAREHOUSE	RESOURCE REAL ESTATE FUNDING CDO 2006-1
OBP DEPOSITOR, LLC TRUST 2010- OBP	PIMCO (GCCU I LLC)	RESOURCE REF CDO 2007-1
OMEGA WAREHOUSE	PIMCO (TOCU I LLC)	RESOURCES REPO WITH DB
ONE LINCOLN 2004-C3	PRIME AND METLIFE REPO	REXFORD INDUSTRIAL FUND V LP WAREHOUSE
ONE WEST BANK REPO	PRIME FINANCE PARTNERS II, L.P.	RIALTO REPO W/ GS
ONE WILLIAM STREET CAP MASTER FUND WH	PRIME FINANCE PARTNERS III, LP	RIALTO REPO WITH WF
OWS ABS MASTER FUND II, LP	PRIME REPO WITH METLIFE	RIALTO WAREHOUSE 2013
OWS CF II SPV LLC Warehouse	PRIME REPO WITH U.S. BANK	RIVER MARKET BROE WAREHOUSE
OWS CF SUB I WAREHOUSE	PROPHET WAREHOUSE	RLJ III - FINANCE HOLDINGS, LLC
OWS COF I MASTER WH	PROSIRIS Warehouse	RMF SUB LLC WF REPO
OWS CREDIT OPPORTUNITY I WH	PSBAmherst Finance Construction WH	RMF SUB2 LLC (RIALTO REPO)
OWS I ACQUISITIONS, LLC WH	QCMT13QC	ROC DEBT STRATEGY FUND MANAGER LLC
OXFORD PROPERTIES WAREHOUSE	RAITH RE FUND I LP WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE
OXFORD PROPERTIES WAREHOUSE 2	RAITH WAREHOUSE	ROCKWOOD CAPITAL, LLC (NORTHROCK)
PCMT03PWR1	RBSCF 2013-GSP	RSO 2015-CRE3
PEOPLE'S UNITED BANK_COLE MT AND PPG (PA	RBSCF 2013-SMV	RSO 2015-CRE3 Companion
PFP 2015-2	RECM AND COMPASS (KR OFFICE 2)	RSO 2015-CRE4
PFP II SUB I, LLC	RESOURCE 2013-CRE1	RSO 2015-CRE4 (Companion)
PFP III 2014-1	RESOURCE 2014-CRE2	SAS WAREHOUSE 2013 (H2)
SCG 2013-SRP1	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	UCB07-1
Seer Capital Management LP	STRATEGIC LAND JOINT VENTURE 2	VALSTONE WAREHOUSE
SFAVE 2015-5AVE	TEACHERS INSURANCE & ANNUITY ASSOCIATION	VDNO 2013-PENN
SILVERPEAK RE FINANCE LLC WAREHOUSE	TIAA 2007-C4	VNO 2012-6AVE
SINGERMAN (RIDGMAR MEZZ LOAN)	TIMES SQUARE HOTEL TRUST	VORNADO DP LLC 2010-VNO
SL GREEN - JPM REPO	TISHMAN TFO II LLC WAREHOUSE	VORNADO REALTY L.P. WAREHOUSE
SL GREEN REALTY CORP/GRAMERCY	TMSQ 2014-1500	WACHOVIA 2003 C3
SL GREEN WAREHOUSE	TOCU II LLC (PIMCO ENTITY)	WACHOVIA 2003-C4
SOCIETE GENERALE WAREHOUSE	TRIANGLE (NORTHSIDE- ROSSER DEBT HOLDING)	WACHOVIA 2003-C5
SOUND MARK HORIZONS FUND LP WAREHOUSE	TRIANGLE WAREHOUSE	WACHOVIA 2003-C6
SPREF WH I LLC (DEUTSCHE REPO)	TRT LENDING REPO WAREHOUSE	WACHOVIA 2003-C7
SPREF WH II WF REPO	TRT LENDING SUBSIDIARY II LLC WAREHOUSE	WACHOVIA 2003-C9
SPREF WH III (SILVERPEAK) COLUMN REPO	TRT LENDING SUBSIDIARY LLC	WACHOVIA 2004 C10
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TUEBOR WAREHOUSE (LADDER)	WACHOVIA 2004 C11
SRPT 2014-STAR	UBS 2012-C1	WACHOVIA 2004 C15
STARWOOD CITI REPO SUB 6	UBS WAREHOUSE	WACHOVIA 2004-C11 (COMPANION)
STARWOOD MORT FUNDING- MORGAN STANLEY REP	UBS-BARCLAYS 2012-C2	WACHOVIA 2004-C12
STARWOOD MORTGAGE CAPITAL WAREHOUSE	UBS-BARCLAYS 2012-C4	WACHOVIA 2005 C17
STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	UBS-CITIGROUP 2011-C1	WACHOVIA 2005-C16
WACHOVIA 2005-C18	WACHOVIA 2007-C32	WFCM 2014-LC16 COMPANION
WACHOVIA 2005-C19	WACHOVIA 2007-C32 COMPANION	WFCM 2014-LC18
WACHOVIA 2005-C20	WACHOVIA 2007-C33	WFCM 2014-TISH
WACHOVIA 2005-C21	WACHOVIA 2007-C33 COMPANION	WFCM 2015-BXRP
WACHOVIA 2005-C21 (COMPANION)	WACHOVIA 2007-C34	WFCM 2015-C26
WACHOVIA 2005-C22	WACHOVIA 2007-C34 COMPANION	WFCM 2015-C27
WACHOVIA 2006 WHALE 7 NON TRUST	WACHOVIA 2007-WHALE 8	WFCM 2015-C28
WACHOVIA 2006-C23	WACHOVIA 2007-WHALE 8 NON TRUST	WFCM 2015-C28 COMPANION
WACHOVIA 2006-C24	WACHOVIA GENERAL PARTICIPANT	WFCM 2015-C29
WACHOVIA 2006-C25	WACHOVIA RED - TAX CREDIT	WFCM 2015-C29 COMPANION
WACHOVIA 2006-C25 (COMPANION)	WASHINGTON SUB, LLC	WFCM 2015-C30
WACHOVIA 2006-C26	WEST RIVER WAREHOUSE	WFCM 2015-C30 COMPANION
WACHOVIA 2006-C27	WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2015-C31
WACHOVIA 2006-C27 - COMPANION	WESTIN TIME SQUARE MEZZANINE	WFCM 2015-C31 Companion
WACHOVIA 2006-C28	WESTIN TIME SQUARE MEZZANINE 2	WFCM 2015-LC20
WACHOVIA 2006-C29	WFCM 2012-LC5	WFCM 2015-LC22
WACHOVIA 2006-C29 COMPANION	WFCM 2013-120B	WFCM 2015-NXS1
WACHOVIA 2006-WHALE 7	WFCM 2013-BTC	WFCM 2015-NXS1 COMPANION
WACHOVIA 2007-C30	WFCM 2013-LC12	WFCM 2015-NXS2
WACHOVIA 2007-C30 COMPANION	WFCM 2013-LC12 COMPANION	WFCM 2015-NXS2 COMPANION
WACHOVIA 2007-C31	WFCM 2014- LC18 COMPANION	WFCM 2015-NXS3
WACHOVIA 2007-C31 COMPANION	WFCM 2014-LC16	WFCM 2015-NXS3 COMPANION
WFCM 2015-SG1	WFRBS 2013-C13	WFRBS 2014-C22 COMPANION
WFCM 2015-SG1 Companion	WFRBS 2013-C14	WFRBS 2014-C23
WFCM10C1	WFRBS 2013-C15	WFRBS 2014-C23 COMPANION
WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2013-C15 COMPANION	WFRBS 2014-C24
WFLD 2014-MONT	WFRBS 2013-C16	WFRBS 2014-C24 COMPANION
WFRBS 2011-C3	WFRBS 2013-C16 COMPANION	WFRBS 2014-C25
WFRBS 2011-C5	WFRBS 2013-C17	WFRBS 2014-C25 COMPANION
WFRBS 2012-C10	WFRBS 2013-C18	WFRBS 2014-LC14
WFRBS 2012-C6	WFRBS 2013-UBS1	WFRBS11C2
WFRBS 2012-C7	WFRBS 2014-C19 COMPANION	WFRBS11C2 (PARTICIPATION)_WEST RIVER
WFRBS 2012-C8	WFRBS 2014-C19W	WFRBS11C4
WFRBS 2012-C9	WFRBS 2014-C20	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFRBS 2013 - C17 COMPANION	WFRBS 2014-C21	YELLOW BRICK REAL ESTATE CAPITAL I, LLC
WFRBS 2013-C11	WFRBS 2014-C21 COMPANION	MSFMSFF WH
WFRBS 2013-C12	WFRBS 2014-C22	CGCMT 2015-GC33 Companion
LCF UBS Bank Repo	FREMF 2015-KJ02	FREMF 2015-KF11
MSBAM 2015-C27	CSAIL 2015-C4	JPMBB 2015-C33
JPMBB 2015-C33 Companion	FREMF 2015-KF12	WFCM 2015-NXS4
(Pearlmark) Prep Investment Advisors WH	FREMF 2015-K721	FREMF 2015-K51
WFCM 2015-P2	JPMCC 2015-JP1	CITIGROUP UK WAREHOUSE
GOLDMAN SACHS UK WAREHOUSE	WELLS FARGO BANK- PARTICIPATION	WFB - PORTFOLIO SLAM
WFB - PORTFOLIO	WFB - HELD FOR SALE	WFB - BRIDGE LOANS
RECM WFFL SELF STORAGE	RECM WFFL SELF STORAGE	WFBCREAM
WFB - WFRF PORTFOLIO	WFB - WFRF MCDONALDS	MLFT 2006-1
CIBC	RAYMOND JAMES BANK	VERTICAL CRE CDO
CAPITAL TRUST, INC	PNC Bank	WELLS FARGO IMMG
SOVEREIGN BANK NA	TD BANK	UNION BANK
CBA-MEZZANINE CAPITAL FINANCE,	LBUBS2005C2 COMPANION	LBUBS2005C3 COMPANION
CRE/AFS ESCROW ONLY LOANS	MLCFC 2007 C7	RECM NUVEEN
FNMA World Savings	RECM GUGGENHEIM	World Savings
RECM FANNIE MAE II	RBS Citizens	RECM FANNIE MAE TRANSFER
MUFG UNION BANK WAREHOUSE	WACHOVIA STRUCTURED FINANCE	WACHOVIA STRUCTURED FINANCE
COMM 2014-CCRE20 COMPANION	OWS BCA FUNDING WAREHOUSE	WFCM 2015-LC20 COMPANION
OWS BACF SPV LLC (OWS WH)	COMM 2015-CCRE23 COMPANION	TRIANGLE (NORTHSIDE-ROSSER DEB
REGIONS BANK	FIRSTKEY MASTER SELLER 1 LLC (	RESOURCE (RCC REAL ESTATE SPE
MSBAM 2015-C27 COMPANION	WFBNA ITF CITIBANK NA	GSMS 2015-GC34 COMPANION
LOGISTICS UK 2015-PLC	SBL 2015-KIND	CMTG/CN MORTGAGE REIT LLC (MA
CONCORD REAL ESTATE CDO 2006- 1 (CERITOS	MARATHON STRUCTURED FINANCE FUND LP	MLFT 2006-1 (COMPANION)_CAPTRUST
WACHOVIA 2004 C14	GECC 2000-1	1999-LIFE1
WACHOVIA 2002 C2	COMM 2013-FL3	MSCI04HQ3
FREMF 2013-K502 - PRIMARY ONLY	FREMF 2013 KF02 PRIMARY ONLY	JPM05LDP3
JPMC 2006-LDP7 COMPANION	FREMF 2014 KF03 (PRIMARY)	WACHOVIA 2002 C1
CONCORD REAL ESTATE CDO 2006- 1	NS 2012-1	WACHOVIA 2003-C8
JPMC 2001 CIBC3	BREDS LOAN CAPITAL REPO WAREHOUSE	WACHOVIA CRE CDO 2006-1
LB UBS 2002 C1	RBS 2010-MB1	WACHOVIA 2005-C20 (COMPANION)
WACHOVIA 2006-C24 (COMPANION)	NEWCASTLE CDO IX	MS01TOP1
GREENWICH CAPITAL FINANCIAL PRODUCTS INC	RBS WAREHOUSE	CITIGROUP 2006-FL2
NORTHSTAR-DORAL WAREHOUSE (NRFC)	SAF FUNDING, LLC	BREDS LOAN CAPITAL II REPO WAREHOUSE
KEARNY CREDIT FACILITY WAREHOUSE	NRFC WAREHOUSE (SOHO HOUSE)	MS2000LIFE1
JPMC 2005-LDP2 COMPANIONS	GSMS 2015-GS1	FREMF 2015-K719

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(l)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance withsuch servicing activities.	X
1122(d)(l)(iii)	Any requirements inthe transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is  in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(l)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i )

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
l122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as  cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vi i)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared with in 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

		X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Ad ministration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(l)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X		X (2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

		X		X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122( d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(l) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1) There were no activities performed during the year ended December 31, 2015 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).